SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                      October 30, 2000 (October 30, 2000)


                           American Tower Corporation
               (Exact Name of Registrant as Specified in Charter)

      Delaware                        001-14195               65-0723837
(State or Other Jurisdiction        (Commission             (IRS Employer
 of Incorporation)                  File Number)           Identification No.)


         116 Huntington Avenue
         Boston, Massachusetts                                 02116
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: (617) 375-7500

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

Exhibit No.                Item
99.1                  Summary of contents of presentation materials.

Item 9.  Regulation FD Disclosure

American Tower Corporation (the "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 includes information that the Company will include in presentations to current and prospective stockholders and other persons and institutions who may be interested in the Company and its business, finances or securities in various forums, including presentations at industry conferences and one-on-one or group meetings with investors or other interested parties.

Exhibit 99.1 contains "forward-looking statements" that involve a number of risks and uncertainties. Forward-looking statements include those regarding the Company's goals, beliefs, strategies, objectives, scenarios, plans or current expectations and matters that are not historical facts. For example, when the Company uses the words believe, expect, estimate, anticipate, could or similar expressions, it is making forward-looking statements. You should be aware that certain factors may affect the Company in the future and could cause actual results to differ materially from those expressed in the Company's forward-looking statements. Among these factors are (i) the Company's substantial capital requirements and leverage, principally as a consequence of its ongoing acquisitions and construction, (ii) the Company's dependence on the following: wireless communications demand, use of satellites for internet data transmission and implementation of digital television, (iii) the success of the Company's tower construction program, (iv) the Company's ability to locate attractive acquisition targets, acquire them on terms it feels are reasonable and to successfully integrate acquisitions and (v) the governmental, expropriation, currency and fund repatriation risks of the Company's growing foreign operations. Additional factors include the risk factors set forth in the prospectus relating to the Company's June 2000 public equity offering. Exhibit
99.1 is dated as of the date hereof and reflects management's views as of those dates. The Company undertakes no obligation to update the information contained in Exhibit 99.1, including forward-looking statements, to reflect subsequently occurring events or circumstances.

Note: the information in this report (including Exhibit 99.1 is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMERICAN TOWER CORPORATION
                                           (Registrant)

Date:  October 30, 2000              By:  /s/ Justin D. Benincasa
                                          Name:  Justin D. Benincasa
                                          Title:  Senior Vice President and
                                                   Corporate Controller